THE RBB FUND, INC.

F/m Compoundr High Yield Bond ETF

(Ticker: CPHY)

F/m Compoundr U.S. Aggregate Bond ETF

(Ticker: CPAG)

Supplement dated October 3, 2025

to the Prospectus and Statement of Additional Information (“SAI”), each dated August 11, 2025

1.	Effective as of October 1, 2025 and through December 31, 2026, F/m Investments LLC, the investment adviser to the F/m Compoundr High Yield Bond ETF and F/m Compoundr U.S. Aggregate Bond ETF (each a “Fund” and together the “Funds”), has contractually agreed to waive and/or reimburse certain fees and expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses (“AFFE”), brokerage commissions, extraordinary items, interest or taxes) (“annual operating expenses”) is limited to 0.25% of each Fund’s average daily net assets. All references in the Funds’ Prospectus and SAI are revised accordingly.

2.	In addition, the “Fees and Expenses” table in the section entitled “Summary Section F/m Compoundr High Yield Bond ETF” of the Prospectus is hereby deleted and replaced with the following:

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.49%
Distribution (12b-1) Fees	None
Acquired Fund Fees and Expenses(1)	0.10%
Other Expenses	None
Total Annual Fund Operating Expenses	0.59%
Fee Waivers and/or Expense Reimbursement(2)	-0.24%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursement	0.35%

(1)	“Acquired Fund Fees and Expenses” (“AFFE”) are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies. Total Annual Fund Operating Expenses do not correlate to the expense ratio in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude AFFE.

(2)	F/m Investments LLC (the “Adviser”) has contractually agreed to waive and/or reimburse certain fees and expenses so that the total annual fund operating expenses (excluding AFFE, brokerage commissions, extraordinary items, interest or taxes) is limited to 0.25% of the Fund’s average daily net assets. This contractual limitation is in effect until December 31, 2026, and may not be terminated prior to that date without the approval of the Board of Directors of The RBB Fund, Inc.

Example

This Example is intended to help you compare the cost of investing in the F/m Compoundr High Yield Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that: (1) your investment has a 5% return each year, and (2) the Fund’s operating expenses remain the same (taking into account the contractual expense limitation agreement). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$36	$165

3.	The “Fees and Expenses” table in the section entitled “Summary Section F/m Compoundr U.S. Aggregate Bond ETF” of the Prospectus is hereby deleted and replaced with the following:

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.39%
Distribution (12b-1) Fees	None
Acquired Fund Fees and Expenses(1)	0.06%
Other Expenses	None
Total Annual Fund Operating Expenses	0.45%
Fee Waivers and/or Expense Reimbursement(2)	-0.14%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursement	0.31%

(1)	“Acquired Fund Fees and Expenses” (“AFFE”) are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies. Total Annual Fund Operating Expenses do not correlate to the expense ratio in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude AFFE.
(2)	F/m Investments LLC (the “Adviser”) has contractually agreed to waive and/or reimburse certain fees and expenses so that the total annual fund operating expenses (excluding AFFE, brokerage commissions, extraordinary items, interest or taxes) is limited to 0.25% of the Fund’s average daily net assets. This contractual limitation is in effect until December 31, 2026, and may not be terminated prior to that date without the approval of the Board of Directors of The RBB Fund, Inc.

Example

This Example is intended to help you compare the cost of investing in the F/m Compoundr U.S. Aggregate Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that: (1) your investment has a 5% return each year, and (2) the Fund’s operating expenses remain the same (taking into account the contractual expense limitation agreement). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$32	$130

4.	The section of the Prospectus entitled “Management of the Funds – Investment Adviser” and the section of the SAI entitled “Investment Advisory Agreement – Investment Advisory Agreement” are each amended by adding the following:

The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 0.25% of average daily net assets of the F/m Compoundr High Yield Fund and F/m Compoundr U.S. Aggregate Fund. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause each Fund’s net Total Annual Fund Operating Expenses to exceed 0.25%, as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2026, and may not be terminated prior to that date without the approval of the Board of the Company.

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Please retain this supplement for your reference.